Exhibit 21.1

(Page 1 of 3)

SUBSIDIARIES OF MAGUIRE PROPERTIES, INC.

Subsidiaries	Jurisdiction In Which Organized	Percentage of Voting Securities Owned Directly or Indirectly by Maguire Properties, Inc.
Maguire Properties, L.P.	Maryland	87.8%
Maguire Properties Services, Inc.	Maryland	100.0%
MP—Solana Services GP, LLC	California	100.0%
MP—Solana Services LP, LLC	California	100.0%
Maguire Properties—Solana Services, L.P.	Texas	100.0%
Maguire MO Manager, LLC	Delaware	100.0%
Maguire Macquarie Management, LLC	Delaware	50.0%
Maguire Properties—Plaza Las Fuentes Services, LLC	Delaware	100.0%
Maguire Properties—130 S. State College, LLC	Delaware	100.0%
Maguire Properties—777 Tower, LLC	Delaware	100.0%
Maguire Properties—355 S. Grand Junior Mezzanine, LLC	Delaware	100.0%
Maguire Properties—355 S. Grand Mezzanine, LLC	Delaware	100.0%
Maguire Properties—355 S. Grand, LLC	Delaware	100.0%
Maguire Properties—3301 Exposition, LLC	Delaware	100.0%
Maguire Properties—3030 Olympic, LLC	Delaware	100.0%
North Tower Mezzanine, LLC	Delaware	100.0%
North Tower, LLC	Delaware	100.0%
Maguire Properties—Lantana North, LLC	Delaware	100.0%
Maguire Properties—Lantana South, LLC	Delaware	100.0%
Maguire Properties—Glendale, LLC	California	100.0%
Maguire Properties—611 N. Brand Mezzanine, LLC	Delaware	100.0%
Maguire Properties—611 N. Brand, LLC	Delaware	100.0%
Maguire Properties—Glendale II, LLC	Delaware	100.0%
Maguire Partners—Plaza Las Fuentes, LLC	Delaware	100.0%
Maguire Properties—350 S. Figueroa Mezzanine, LLC	Delaware	100.0%
Maguire Properties—350 S. Figueroa, LLC	Delaware	100.0%
Maguire Properties—Park Place Hotel, LLC	Delaware	100.0%
Maguire Properties—Park Place Master Development, LLC	Delaware	100.0%
Maguire Properties—Park Place Parking, LLC	Delaware	100.0%
Maguire Properties—Park Place Shops, LLC	Delaware	100.0%
Maguire Properties—Park Place SP Development, LLC	Delaware	100.0%
Maguire Properties—Park Place, LLC	Delaware	100.0%
Maguire Properties—Park Place PS2, LLC	Delaware	100.0%
Maguire Properties—Park Place PS5, LLC	Delaware	100.0%
Maguire Properties—3121 Michelson, LLC	Delaware	100.0%
Maguire Properties—3161 Michelson, LLC	Delaware	100.0%
Maguire Properties—Irvine MV Development, LLC	Delaware	100.0%
Maguire Properties—17885 Von Karman, LLC	Delaware	100.0%
Maguire Properties—555 W. Fifth Mezzanine, LLC	Delaware	100.0%
Maguire Properties—555 W. Fifth, LLC	Delaware	100.0%

Exhibit 21.1

(Page 2 of 3)

SUBSIDIARIES OF MAGUIRE PROPERTIES, INC.

Subsidiaries	Jurisdiction In Which Organized	Percentage of Voting Securities Owned Directly or Indirectly by Maguire Properties, Inc.
New BHE, LLC	Delaware	100.0%
Bunker Hill Junior Mezzanine, LLC	Delaware	100.0%
Bunker Hill Senior Mezzanine, LLC	Delaware	100.0%
Library Square Associates, LLC	Delaware	100.0%
Maguire Properties—9775 Scranton, LLC	Delaware	100.0%
Maguire Properties—9755 Scranton, LLC	Delaware	100.0%
Maguire Properties Holdings I, LLC	Delaware	100.0%
Maguire Properties—207 Goode, LLC	Delaware	100.0%
Maguire Properties—755 S. Figueroa, LLC	Delaware	100.0%
Maguire Properties—PacArts West, LLC	Delaware	100.0%
Maguire Properties Holdings II, LLC	Delaware	100.0%
Maguire Properties TRS Holdings, Inc.	Maryland	100.0%
Maguire Properties—700 N. Central, LLC	Delaware	100.0%
Maguire Properties—801 N. Brand, LLC	Delaware	100.0%
Maguire Properties—701 N. Brand, LLC	Delaware	100.0%
Maguire Properties—Mission City Center, LLC	Delaware	100.0%
Maguire Properties—Pacific Arts Plaza, LLC	Delaware	100.0%
Maguire Properties—2385 Northside, LLC	Delaware	100.0%
Maguire Properties Holdings III, LLC	Delaware	100.0%
Maguire Properties—4050 W. Metropolitan, LLC	Delaware	100.0%
Maguire Properties—500 Orange Center Development, LLC	Delaware	100.0%
Maguire Properties—Stadium Towers II, LLC	Delaware	100.0%
Maguire Properties—Brea Corporate Center Development, LLC	Delaware	100.0%
Maguire Properties—Brea Financial Development, LLC	Delaware	100.0%
Maguire Properties Holdings IV, LLC	Delaware	100.0%
MP—2600 Michelson Mezzanine, LLC	Delaware	100.0%
Maguire Properties—2600 Michelson, LLC	Delaware	100.0%
Maguire Properties—18581 Teller, LLC	Delaware	100.0%
Maguire Properties—Two Cal Plaza, LLC	Delaware	100.0%
Maguire Properties—Griffin Towers Junior Mezzanine, LLC	Delaware	100.0%
Maguire Properties—Griffin Towers Senior Mezzanine, LLC	Delaware	100.0%
Maguire Properties—Griffin Towers, LLC	Delaware	100.0%
Maguire Properties—Brea Financial Commons, LLC	Delaware	100.0%
Maguire Properties—Brea Corporate Place, LLC	Delaware	100.0%
Maguire Properties—500 Orange Tower, LLC	Delaware	100.0%
Maguire Properties—550 S. Hope, LLC	Delaware	100.0%
Maguire Properties—Stadium Towers Mezzanine, LLC	Delaware	100.0%
Maguire Properties—Stadium Towers, LLC	Delaware	100.0%
Maguire Properties TRS Holdings II, Inc.	Maryland	100.0%
MP—City Tower Mezzanine, LLC	Delaware	100.0%
Maguire Properties—City Tower, LLC	Delaware	100.0%
Maguire Properties—3800 Chapman, LLC	Delaware	100.0%

Exhibit 21.1

(Page 3 of 3)

SUBSIDIARIES OF MAGUIRE PROPERTIES, INC.

Subsidiaries	Jurisdiction In Which Organized	Percentage of Voting Securities Owned Directly or Indirectly by Maguire Properties, Inc.
Maguire Properties—City Tower II, LLC	Delaware	100.0%
Maguire Properties—City Parkway Mezzanine, LLC	Delaware	100.0%
Maguire Properties—City Parkway, LLC	Delaware	100.0%
Maguire Properties—18301 Von Karman, LLC	Delaware	100.0%
DH Von Karman Maguire, LLC	Delaware	1.0%
DH Von Karman Holding, LLC	Delaware	1.0%
DH Von Karman Member SPE, LLC	Delaware	1.0%
DH Von Karman SPE, LLC	Delaware	1.0%
Maguire Properties Holdings V, LLC	Delaware	100.0%
Maguire Macquarie Office LLC	Delaware	20.0%
Maguire Properties—Denver Center, LLC	Delaware	20.0%
Maguire Properties—Irvine MV Campus, LLC	Delaware	20.0%
Maguire Properties—One Cal Plaza, LLC	Delaware	20.0%
Maguire Properties—San Diego Tech Center, LLC	Delaware	20.0%
Maguire Macquarie/Cerritos I, LLC	Delaware	20.0%
Maguire Properties—Stadium Gateway, L.P.	Delaware	20.0%
Maguire Properties—Stadium Gateway, LLC	Delaware	20.0%
Maguire Macquarie TRS Services, Inc.	Maryland	20.0%

Note:	All of the subsidiaries listed above are included in our consolidated financial statements. Inactive subsidiaries have not been included in the above list.